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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                  FORM 8-K/A

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported):          JULY 1, 1998
                                                               ------------

                     FIRST USA BANK, NATIONAL ASSOCIATION
                       (AS SUCCESSOR TO BANK ONE, N.A.)
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            (Exact name of registrant as specified in its charter)

         (AS SERVICER ON BEHALF OF BANC ONE CREDIT CARD MASTER TRUST)

                                 UNITED STATES
                                 -------------
                (State or other jurisdiction of incorporation)

             0-25636                                 76-0039224
--------------------------------    -------------------------------------------
     (Commission File Number)           (IRS Employer Identification Number)




201 NORTH WALNUT STREET, WILMINGTON, DELAWARE                       19801
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  (Address of principal executive offices)                       (Zip Code)


               (302) 594--4117
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Registrant's telephone number, including area code


BANK ONE, N.A. ON BEHALF OF BANC ONE CREDIT CARD MASTER TRUST
100 EAST BROAD STREET, 16TH FLOOR, COLUMBUS, OHIO 43215
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(Former name, former address and former fiscal year, if changed since last report)
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ITEM 5.   OTHER EVENTS

          Effective July 1, 1998, First USA Bank, N.A., (the "Bank"), which is a wholly owned subsidiary of First USA Financial, which is a wholly owned subsidiary of BANC ONE CORPORATION, replaced BANK ONE, N.A. as the Seller and the Servicer under the Pooling and Servicing Agreement dated as of November 1, 1994 between BANK ONE, N.A. as Seller and Servicer, and Bankers Trust Company, as Trustee, pursuant to which Banc One Credit Card Master Trust was formed. Concurrently, all consumer Visa and MasterCard credit card accounts previously held by other bank subsidiaries of BANC ONE CORPORATION were consolidated in the Bank.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (C)  EXHIBITS

               99.01 Amendment No. 2 to the Pooling and Servicing Agreement dated as of July 1, 1998.
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                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              FIRST USA BANK, N.A., AS SERVICER, ON BEHALF OF BANC ONE CREDIT CARD MASTER TRUST



                              By:      /s/ Tracie H. Klein
                                       --------------------------------------
                              Name:    Tracie H. Klein
                              Title:   Vice President



Date:  November 6, 1998
       ----------------
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                                 EXHIBIT INDEX


EXHIBIT NO.        DOCUMENT                                             PAGE

99.01              Amendment No. 2 to the Pooling and Servicing           5
                   Agreement dated as of July 1, 1998.